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                                                                    EXHIBIT 23.1

   WHEN THE THREE-FOR-ONE STOCK SPLIT REFERRED TO IN THE FIFTH PARAGRAPH OF
NOTE 12 OF THE NOTES TO THE FINANCIAL STATEMENTS HAS BEEN CONSUMMATED, WE WILL BE IN A POSITION TO RENDER THE FOLLOWING CONSENT.

                                          /s/ KPMG LLP

   Austin, Texas

   February 25, 2000

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Netpliance, Inc.:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.